INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Jun. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
SCHEDULE OF INTANGIBLE ASSETS

The following is a summary of intangible assets as of June 30, 2025 and 2024:

	As of June 30,
	2025	2024
Royalty	$5,323,941	$4,850,373
Developed games	3,459,100	3,071,227
Copyright	139,600	137,600
Total intangible assets	8,922,641	8,059,200
Less: accumulated amortization	(3,921,118)	(2,766,074)
Intangible assets, net	$5,001,523	$5,293,126